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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 8, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                            ATRIX LABORATORIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                       0-18231                          84-1043826
                                  -----------------------       ---------------------
 (State or Other Jurisdiction      (Commission File No.)        (IRS Employer Identification No.)
      of Incorporation)


                2579 MIDPOINT DRIVE, FORT COLLINS, COLORADO 80525
          (Address of principal executive offices, including zip code)


                                 (970) 482-5868
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On August 8, 2001, Atrix Laboratories, Inc. (the "Company") entered into an Underwriting Agreement dated August 8, 2001 with Banc of America Securities LLC, U.S. Bancorp Piper Jaffray, Inc., CIBC World Markets Corp. and Gruntal & Co., LLC, as representatives of the several underwriters named therein (the "Underwriters"), with respect to the issue and sale by the Company, and the purchase by the Underwriters, of an aggregate of 3,000,000 shares of the Company's $.001 par value common stock, with an option to purchase from the Company an additional 450,000 shares of common stock to cover over-allotments, if any. The Underwriting Agreement dated August 8, 2001 is attached hereto and incorporated herein by reference as Exhibit 1.01. Morrison & Foerster LLP, as counsel to the Company, has issued its opinion with respect to the legality of the shares of common stock issued pursuant to the Underwriting Agreement. The opinion is attached hereto and incorporated by reference as Exhibit 5.01.

Item 7.  Exhibits and Financial Statements.

         (c)  Exhibits

         1.01     Underwriting Agreement dated August 8, 2001.

         5.01     Legal Opinion of Morrison & Foerster LLP.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ATRIX LABORATORIES, INC.


                                     By:  /s/Brian G. Richmond
                                        -------------------------------------
                                          Brian G. Richmond
                                          Chief Financial Officer
Date:  August 10, 2001




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                                  EXHIBIT INDEX

       Exhibit    Description
       -------    -----------

       1.01       Underwriting Agreement dated August 8, 2001.

       5.01       Legal Opinion of Morrison & Foerster LLP.